U.S. Consults Letterhead

                                                                   Exhibit 10.18

                                                                   March 3, 2004

Mr. Timothy Bumgarner
Chief Operating Officer
American Pallet Leasing, Inc.
2031 Northgate Drive NW
Cedar Rapids, Iowa 52402

Re: ACQUISITION - BLACKSBURG, SOUTH CAROLINA

Mr.Bumgarner:

As we have discussed, the property at 307 Quarry Road in Blacksburg, South Carolina, is in a qualified census tract (970401). Therefore your transaction to acquire that property is eligible for New Markets Tax Credits (NMTC). Further, that tax credits equal 39% (thirty-nine percent) of the investment that is being made. This letter is to confirm that should you make the investment as we have discussed, you will receive New Markets Tax Credits for that investment.

NEW MARKETS TAX CREDITS

The New Markets Tax Credit program is an initiative of the United States Department of the Treasury. Fifteen billion dollars ($15,000,000,000) in funding has been approved for the program, which is administered by the Community Development Financial Institutions Fund (a part of Treasury). The program provides a federal tax credit equal to 39% of an investment made through a Community Development Entity (CDE) to a project in a qualified census tract. The tax credits are discretionary, and are awarded by the CDE and not by Treasury. In fact, Treasury does not approve of the awards, leaving the decision to the sole discretion of the CDE. US Consults owns several CDE including the National Economic Development Partnership, which has been certified by Treasury to award NMTC nationally. Also, the tax credits are transferable, and thus can be monetized. US Consults is prepared to monetize the tax credits at their present value for American Pallet Leasing.

CONFIRMATION OF ELIGIBILITY

Eligibility of the property for NMTC has been confirmed through the authorized mechanism of the NMTC program. Figures A and B are image files taken from the website of the Community Development Financial Institutions (CDFI) Fund that are a result of the website's analysis of the Quarry Road address. Figure A is a map that indicates that the census tract is qualified for NMTC. Figure B is a

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                                    FIGURE A

                               [GRAPHIC OMITTED]

                                    FIGURE B

----------------------------------------------------------------------------------------------------------------
                                                                                        Administrator Log-in:
my CDFI-Fund                   National Economic Development Partnership                         Paul Khanton
----------------------------------------------------------------------------------------------------------------
Wednesday, March 03, 2004                       Home    Applications  Manage    Account    Mapping    Log Out
----------------------------------------------------------------------------------------------------------------
Mapping Home | Saved Target Markets | NMTC Query: New Map 3/3/2004 5:58:03 PM
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
New Markets Tax Credit Program: Low Income Community Worksheet
----------------------------------------------------------------------------------------------------------------
Organization Name:   National Economic Development Partnership
----------------------------------------------------------------------------------------------------------------
Service Area Name:   New Map 3/3/2004 5:58:03 PM
----------------------------------------------------------------------------------------------------------------
                                                                                                    Qualifies
                                              Population                             % of           under Low-
              Metropolitan            Census  for which   Population   Poverty    Benchmarked         Income
Count  State   Area Name     County   Tract   Poverty is    Below       Rate      Median Family      Community
                                              Determined   Poverty                   Income          Criteria?
-----------------------------------------------------------------------------------------------------------------
              Greenville-
              Spartanburg-  Cherokee  970401     3637        552        0.152        0.712              Yes
1       SC    Anderson, SC  County
                 MSA
-----------------------------------------------------------------------------------------------------------------
Total 1                                          3637        552        0.152        0.712               1
-----------------------------------------------------------------------------------------------------------------

Source: U.S. Bureau of the Census, U.S. Bureau of Labor Statistics, 2003. The above data is not rounded in order to prevent errors in the computation of Distress Criteria.

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NMTC
PROJECT SYNOPSIS




AMERICAN PALLET LEASING

SOUTH CAROLINA





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                                  NATIONAL HISTORIC TRUST: NMTC PROJECT SYNOPSIS



PROJECT SYNOPSIS: AMERICAN PALLET LEASING-SC


PROJECT OWNER:                 American Pallet Leasing
PROJECT PRINCIPALS:            American Pallet Leasing
TRANSACTION PRINCIPALS:        American Pallet Leasing
                               Investment Partnership
                               Tax Credit Monetizer
PROJECT FINANCING:             Project Cash Requirements: $10.0 Million (funding
                               in progress-will be fully funded)
                               Project Cash Source: American Pallet Leasing /
                               Tax Credit Monetizer
INVESTOR COMMITMENT:           Investor (Investment Partnership) will provide
                               100% of cash required for investment
TRANSACTION FEE TO BE PAID TO  Investor will pay the CDE (or as directed) a
                          CDE  transaction fee which is to be negotiated. If the
                               CDE desires an immediate cash payment in full,
                               the fee will be calculated using the net proceeds
                               of the NMTC tax credits monetized NPV.
PROJECT SUMMARY:               American Pallet Leasing plans to acquire a lumber
                               yard in South Carolina which it will expand to
                               include a sawmill. The expansion of the lumber
                               mill will result in the retention of
                               approximately 35 employees and the creation of
                               over 50 additional jobs. The company has signed
                               a $35 million, five-year contract to supply
                               lumber to BroyHill Furniture. The lumber mill is
                               located in a Qualified Low Income Community.
                               Planned investment commencement: immediate
PROJECT TIMING:                Planned project completion: July 2005

AMOUNT OF QUALIFYING
INVESTMENT:                    $10,000,000

NMTC TAX CREDITS
REQUESTED:                     NMTC based upon 39% of the full Qualifying
                               Investment ($10 million).

LOCATION:                      Blacksburg, South Carolina. This project is
                               located in a QLIC (Census Tract 450219704)

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NMTC
PROJECT SYNOPSIS



[SEAL]  NORTH CAROLINA PROJECT
        NC 001







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                                  NATIONAL HISTORIC TRUST: NMTC PROJECT SYNOPSIS


PROJECT NC 001

PROJECT OWNER:                 NYSE Listed Public Company: $700 MM annual sales
PROJECT LOCATION:              North Carolina, Census Tract 37079950100
TRANSACTION PRINCIPALS:        Project Owner
                               Investment Partnership
                               Tax Credit Monetizer
PROJECT FINANCING:             Project Cash Requirements: $5.0 Million (fully
                               funded)
INVESTOR COMMITMENT:           Investor (Investment Partnership) will provide
                               100% of cash required for investment
TRANSACTION FEE TO BE PAID TO  Investor will pay the CDE (or as directed) a
                          CDE  transaction fee which is to be negotiated. If the
                               CDE desires an immediate cash payment in full,
                               the fee will be calculated using the net proceeds
                               of the NMTC tax credits monetized NPV.
PROJECT OWNER                  The project owner is a global leader in providing
BACKGROUND:                    innovative merchandising systems to retailers and
                               apparel manufacturers. It has global
                               manufacturing operations and a worldwide
                               distribution network. The company was founded in
                               Ohio in 1890, and today has manufacturing
                               operations in North Carolina, Ohio, Pennsylvania,
                               South Carolina and Virginia.
                               The project owner plans to spend $5 million to
PROJECT SUMMARY:               purchase new manufacturing equipment for an
                               existing facility.
                               Planned start date: August 2004
PROJECT TIMING:                Planned completion date: August 2006

AMOUNT OF QUALIFYING
INVESTMENT:                    $5,000,000

NMTC TAX CREDITS
REQUESTED:                     NMTC based upon 39% of the full Qualifying
                               Investment ($5 million)

LOCATION:

 THE PROJECT IS LOCATED IN A   [GRAPHIC OMITTED]
      QUALIFIED CENSUS TRACT
            (CDFI FUND MAP).



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                                  NATIONAL HISTORIC TRUST: NMTC PROJECT SYNOPSIS


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PROJECT FUNDING STATUS:        Project is fully funded.

TYPE OF INVESTMENT:            Equipment and other project related costs.
                               5% above current base. The company plans to
                               recruit extensively from the Green County Low
JOBS TO BE CREATED IN LIC:     Income Communities.

LIC RESIDENTS TO BE            Green County residents will receive preference
EMPLOYED:                      for employment.

CDE INVESTMENT STRUCTURE:      There is flexibility in the investment structure
                               to comply with IRS and Treasury rules and
                               regulations. A proforma transaction flow chart
                               will be provided upon request.
HISTORIC DESIGNATION:          CARR, TITUS W., HOUSE
                               SR 1244, Walstonburg
                               COWARD, EDWARD R. AND SALLIE ANN, HOUSE
                               NC 1405, 0.2 mi. E. of jct. with NC 1400,
                               Ormondsville
                               GREENE COUNTY COURTHOUSE
                               Greene and 2nd Sts., Snow Hill
                               SNOW HILL HISTORIC DISTRICT
                               Greene, Harper, 1st, 2nd, 3rd, and 4th Sts.,
                               Snow Hill
                               SPEIGHT-BYNUM HOUSE
                               NC 1231 W side, 0.4 mi. N. of jct. with NC 1232,
                               Walstonsburg
                               ST. BARNABAS EPISCOPAL CHURCH
                               SE 4th St. and St. Barnabas Rd., Snow Hill

THE NATIONAL HISTORIC TRUST    The National Historic Trust will be paid a fee
FEE:                           for the transaction based upon the NMTC tax
                               credits awarded. The fee can be paid in cash from the monetization of the credits. As the credits will be monetized NPV, the fee also can be made available in full contemporaneous with the tax credit monetization (as The National Historic
                               Trust prefers). The National Historic Trust alternatively can receive a percentage of the tax credits as its fee rather than cash - at The
                               National Historic Trust's option.


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                                  NATIONAL HISTORIC TRUST: NMTC PROJECT SYNOPSIS

CLOSEST HISTORIC LANDMARK:  GREENE COUNTY COURTHOUSE ** (added 1979 - BUILDING -
                            #79001712) Greene and 2nd Sts., Snow Hill

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Blacksburg, South Carolina: Pallet Manufacturing
--------------------------------------------------------------------------------
PROJECT LOCATION:              Blacksburg, South Carolina
TYPE OF  INVESTMENT:           Land,  lumber mill,  equipment  and other project
                               related costs.
JOBS TO BE CREATED IN LIC:     100-150 high paying lumber mill positions
AMOUNT OF INVESTMENT:          $10,000,000
PROJECT SUMMARY:               The  company is  acquiring a lumber mill in South
                               Carolina for the  purchase of expanding  capacity
                               that  will  create a  significant  number  of new
                               jobs.  The  expansion  of the  lumber  mill  will
                               result in the  retention of 35 employees  and the
                               creation of 100-150  additional  jobs.  The plant
                               has signed a $35 million,  five-year  contract to
                               supply lumber to BroyHill  Furniture.  The lumber
                               mill  is  located  in  a  Qualified   Low  Income
                               Community. The company is a significant employer of the handicapped.

                               The NMTC  benefit  enables the project to meet or
                               exceed  the  company's  required  IRR in order to
                               proceed with the project.  Without the NMTC,  the
                               project would not meet these minimum requirements
                               and would not occur.  Further,  the NMTC  benefit
                               enables the project to move  forward at a larger,
                               more optimal  scale,  maximizing its job creation
                               and economic  contribution  to the local economy.
                               Without the NMTC  involvement,  the project  will
                               not  proceed.  The  NMTC  helps  assure  that the
                               project  locates  in the  LIC  and  benefits  LIC
                               residents.   Without   the  NMTC   benefit,   the
                               advantages  and  development  incentives of other
                               locations  would  outweigh those of the LIC. Thus
                               the  project  would not be able to be  located in
                               the LIC without the NMTC.
COMMUNITY  IMPACT              100-150 jobs created  (most  lower-skilled,  some
                               office - all consistent  with the community labor
                               pool)
                               $600,000 - $900,000 annual public cost savings
                               $10 M investment yielding $50 M multiplier
                               effect benefit
PROJECT   TIMING:              Planned investment commencement: immediate

LOCATION QUALIFICATION:        [GRAPHIC OMITTED]


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                                  NATIONAL HISTORIC TRUST: NMTC PROJECT SYNOPSIS

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PROJECT FUNDING STATUS:        Funding for the  project is in  progress  and the
                               project will be fully funded.

TYPE OF INVESTMENT:            Land,  lumber mill,  equipment  and other project
                               related costs.

JOBS TO BE CREATED IN LIC:     Over 50 high paying lumber mill positions

LIC RESIDENTS TO BE EMPLOYED:  Approximately 75 from QLICs.

CDE INVESTMENT  STRUCTURE:     There is flexibility in the investment  structure
                               to  comply  with  IRS  and  Treasury   rules  and
                               regulations.  A proforma  transaction  flow chart
                               will be provided upon request.
HISTORIC DESIGNATIONS:         ARCHAEOLOGICAL SITE 38 CKI
                               Address Restricted, Gaffney
                               ARCHAEOLOGICAL SITE 38CK44
                               Address Restricted, Gaffney
                               ARCHAEOLOGICAL SITE 38CK45
                               Address Restricted, Gaffney
                               CARNEGIE FREE LIBRARY
                               210 N. Limestone St, Gaffney
                               COOPERSVILLE IRONWORKS SITE (38CK2)
                               AND SUSAN FURNACE SITE (38CK67)
                               Address Restricted, Gaffney
                               COWPENS FURNACE SITE (38CK73)
                               Address Restricted, Gaffney
                               COWPENS NATIONAL
                               2 mi. E. of Chesnee at jct. of SC 11 and 110, Chesnee
                               DAVIS, WINNIE, HALL
                               1115 College Dr., Gaffney
                               ELLEN FURNACE SITE (38CK68)
                               Address Restricted, Gaffney
                               GAFFNEY COMMERCIAL HISTORIC DISTRICT
                               GAFFNEY RESIDENTIAL HISTORIC DISTRICT
                               Roughly bounded by Floyd Baker Blvd.,
                               Johnson and Thompson Sts., Rutledge and
                               Fairview Aves., and Limestone St., Gaffney
                               HICKS, ZENO, HOUSE
                               US 221 and Mill Gap Rd., Chesnee
                               IRENE MILL FINISHING PLANT
                               W side of Buford St. between Liberty and Logan Sts., Gaffney
                               JEFFERIES HOUSE
                               306 S. Grannard St., Gaffney
                               KING'S CREEK FURNACE SITE (38CK71)
                               Address Restricted, Kings Creek
                               KINGS MOUNTAIN NATIONAL MILITARY PARK
                               NW of Bethany on SC 161, Bethany
                               LIMESTONE SPRINGS HISTORIC DISTRICT


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                                  NATIONAL HISTORIC TRUST: NMTC PROJECT SYNOPSIS

                               O'Neal St. extension and Limestone
                               College campus, Gaffney
                               MAGNESS-HUMPHRIES HOUSE
                               101 Grassy Pond Rd., Gaffney
                               NESBITT'S FURNACE SITE (38CK72)
                               Address Restricted, Gaffney
                               NESBITT'S LIMESTONE QUARRY (38CK69)
                               Address Restricted, Gaffney
                               ROBBS HOUSE
                               310 W. Burford St., Gaffney
                               SARRATT HOUSE
                               217 Marion St., Gaffney
                               SETTLEMYER HOUSE
                               915 N. Limehouse St., Gaffney
                               THICKETTY MOUNTAIN ORE PITS (38CK74)
                               Address Restricted, Shady Grove Church
                               VICTOR COTTON OIL COMPANY COMPLEX
                               W side of Frederick St. Between Hill and
                               Johnson Sts., Gaffney
                               WEST END ELEMENTARY SCHOOL
                               Floyd Baker Blvd. And Broad St., Gaffney
CLOSEST HISTORIC LANDMARK:     CARNEGIE FREE LIBRARY
                               210 N. Limestone St., Gaffney

                               CLOSEST HISTORICAL         [GRAPHIC OMITTED]
                               LANDMARK IN 10 MILES.

THE NATIONAL  HISTORIC TRUST   The  National  Historic  Trust will be paid a fee
FEE:                           for the  transaction  based  upon  the  NMTC  tax
                               credits awarded. The fee can be paid in cash from
                               the  monetization of the credits.  As the credits
                               will be  monetized  NPV, the fee also can be made
                               available  in full  contemporaneous  with the tax
                               credit  monetization  (as The  National  Historic
                               Trust  prefers).   The  National  Historic  Trust
                               alternatively can receive a percentage of the tax credits as its fee, rather than cash - at The
                               National Historic Trust's option.




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